UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2010
_______________________________

BONDS.COM GROUP, INC.
(Exact name of registrant as specified in its charter)
_______________________________

Delaware	000-51076	38-3649127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1515 S. Federal Highway, Suite 212 Boca Raton, FL 33432
(Address of principal executive offices) (Zip Code)

(561) 953-5343
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (seeGeneral Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective as of May 24, 2010, the Board of Directors of Bonds.com Group, Inc. (the “Company”) amended and restated the bylaws of the Company (the “Amended and Restated Bylaws”). Among other things, the Amended and Restated Bylaws:

•
clarify the procedures to be followed, and the type of information that must be included, with respect to a stockholder notice relating to director nominees or other business and, in some cases, expand the disclosure requirements in connection with making a stockholder proposal;

•	update and, in some cases, expand the indemnification provisions in the Company’s prior bylaws;
•
provide that, except as otherwise required by law and subject to any rights of holders of the Company’s preferred stock, only the Board of Directors may call a special meeting of the Company’s stockholders;

•	shorten the notice period for calling special meetings of the Board of Directors; and
•	permit the Board of Directors to fix the number of directors of the Company from time to time without any maximum number set forth in the Amended and Restated Bylaws.

The foregoing description of the amendments set forth in the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which are filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of the Company held on May 25, 2010, the stockholders elected Edwin L. Knetzger, III, Michael Sanderson, John Barry III, John J. Barry, IV, David S. Bensol, Jeffrey M. Chertoff and George P. Jameson as directors of the Company to serve for a one-year term until the 2011 annual meeting of stockholders. The final voting results in this election were as follows:

Director	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Edwin L. Knetzger, III	58,796,812	96,173	0	0
Michael Sanderson	58,796,812	96,173	0	0
John Barry III	58,753,812	139,173	0	0
John J. Barry, IV	58,753,812	139,173	0	0
David S. Bensol	58,891,485	1,500	0	0
Jeffrey M. Chertoff	58,796,812	96,173	0	0
George P. Jameson	58,891,485	1,500	0	0

Item 9.01.     Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2010

BONDS.COM GROUP, INC.

By:	/s/ Michael Sanderson
Name:	Michael Sanderson
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the Company